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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 24, 2003

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                             1-11024              36-0922490
------------------------             ---------------      ---------------------
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation)                       Number)              Identification Number)



           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                  815-962-8867
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).


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ITEM 5.  OTHER EVENTS


On March 24, 2003, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release disclosing the Company's financial results for its first quarter which ended on March 1, 2003. Such press release is filed as an exhibit to this current report on Form 8K.


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated March 24, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CLARCOR INC.



March 24, 2003             By: /s/ Norman E. Johnson
                                   Chairman of the Board, President &
                                   Chief Executive Officer